UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2018 (March 8, 2018)

EASTERLY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37522	47-3864814
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Park Avenue, 21st Floor
New York, New York	10152
(Address of principal executive offices)	(Zip Code)

(646) 712-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference herein is the investor presentation dated March 2018 that will be used by Easterly Acquisition Corp. (the “Company”) in making presentations to certain existing and potential stockholders of the Company with respect to the proposed business combination (the “Business Combination”) with JH Capital Group Holdings, LLC (“JH Capital”), Jacobsen Credit Holdings, LLC (“Jacobsen Holdings”), NJK Holding LLC (“NJK Holding”), Kravetz Capital Funding LLC (“KCF” and, together with Jacobsen Holdings and NJK Holding, the “Founding Members”).

The foregoing, Exhibit 99.1, and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information About the Transaction and Where to Find It

This Current Report on Form 8-K relates to a proposed Business Combination and may be deemed to be solicitation material in respect of the proposed Business Combination. The proposed Business Combination will be submitted to the stockholders of the Company for their approval. In connection with the stockholder vote on the proposed Business Combination, the Company has filed with the SEC a preliminary proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement that the Company filed with the SEC or any other documents that the Company may file with the SEC or send to its stockholders in connection with the proposed Business Combination. The proxy statement contains important information about the Company, JH Capital, the Founding Members, the proposed Business Combination and related matters.  Investors and security holders are urged to read the proxy statement carefully.

A copy of the definitive proxy statement when available will be sent to all stockholders of the Company as of the record date to be established for seeking the required stockholder approvals. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement from the Company by accessing the Company’s website at www.easterlyacquisition.com. Information contained on any website referenced in this Current Report on Form 8-K is not incorporated by reference in this Current Report on Form 8-K.

Participants in Solicitation

The Company, JH Capital and the Founding Members, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the proposed Business Combination. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement on Schedule 14A filed on July 10, 2017 with respect to the Company’s 2017 annual meeting of stockholders. Information about the directors and officers of JH Capital and the Founding Members, and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement with respect to the matters to be voted on in connection with the proposed Business Combination. Investors may obtain additional information about the interests of such participants by reading such proxy statement when it becomes available.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements may relate to the proposed Business Combination, the Company, JH Capital and the Founding Members and any other statements relating to future results, strategy and plans of the Company, JH Capital and the Founding Members (including certain projections, business trends, and statements which may be identified by the use of the words “plans,” “expects” or “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” or “believes”, or variations of such words and phrases or that state certain actions, events or results “may”, “could”, “would”, “might”, “will” or “will be taken,” “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of the Company, JH Capital or the Founding Members, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. For JH Capital, these risks and uncertainties include, but are not limited to, its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in debt purchasing, investigations or enforcement actions by governmental authorities, individual and class action lawsuits, the result of future financing efforts and its dependence on key personnel. For the Company, factors include, but are not limited to, the successful combination of the Company with JH Capital’s business, amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the proposed Business Combination. Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including but not limited to the Company’s Form 10-K for the year ended December 31, 2016 and subsequent Forms 10-Q. Copies may be obtained by contacting the Company or the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

The information in this Current Report on Form 8-K is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Investor Presentation of the Company and JH Capital, dated March 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Easterly Acquisition Corp.

Date: March 8, 2018	By:	/s/ Avshalom Kalichstein
	Name:	Avshalom Kalichstein
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Investor Presentation of the Company and JH Capital, dated March 2018.